                                                                   EXHIBIT 99.2

                             COINMACH CORPORATION

                               OFFER TO EXCHANGE

                           UP TO $296,655,000 OF ITS
              11 3/4% SERIES D SENIOR NOTES DUE 2005 FOR ANY AND
               ALL OF ITS SERIES B 11 3/4% SENIOR NOTES DUE 2005
                AND ITS 11 3/4% SERIES C SENIOR NOTES DUE 2005

                         NOTICE OF GUARANTEED DELIVERY

  As set forth in the Prospectus, dated December 19, 1997 (as the same may be amended from time to time, the "Prospectus"), of Coinmach Corporation (the "Company"), under the caption of "The Exchange Offer--Guaranteed Delivery Procedures," this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Exchange Offer") to exchange its 11 3/4% Series D Senior Notes due 2005 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal principal amount of its Series B 11 3/4% Senior Notes due 2005 (the "Series B Notes") and its 11 3/4% Series C Senior Notes due 2005 (the "Private Notes"), if (i) certificates representing the Series B Notes and/or the Private Notes to be exchanged are not lost but are not immediately available or (ii) time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmittal, via facsimile, to the Exchange Agent at its address set forth below not later than 5:00 p.m., New York City time, on January 30, 1998. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

            State Street Bank and Trust Company, as Exchange Agent

By Mail:                               By Overnight Courier:


State Street Bank and Trust Company    State Street Bank and Trust Company
P.O. Box 778                           Two International Place
Boston, Massachusetts 02102            Boston, Massachusetts 02110
Attention: Corporate Trust Department  Attention: Corporate Trust Department
     Kellie Mullen                             Kellie Mullen


By Hand: in New York (as Drop Agent)   By Hand: in Boston


State Street Bank and Trust Company,   State Street Bank and Trust Company
N.A.                                   Two International Place
61 Broadway, 15th Floor                Fourth Floor, Corporate Trust
Corporate Trust Window                 Boston, Massachusetts 02110
New York, New York 10006

                             For Information Call:
                                (617) 664-5587

  DELIVERY OR TRANSMISSION VIA FACSIMILE OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

  The undersigned hereby tender(s) for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Series B Notes and/or Private Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedure."

  The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on January 30, 1998, unless extended by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

  All authority herein conferred or agreed to be conferred by the Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns, trustees in bankruptcy and other legal representatives of the undersigned.



             SIGNATURES                    Principal Amount of
                                           Series B Notes Exchanged:

 -----------------------------------       $ _________________________________
         Signature of Owner


                                           Certificate Nos. of Series B Notes
 -----------------------------------       (if available)
  Signature of Owner (if more than
                one)

                                           -----------------------------------


 Dated: _____________________, 199         -----------------------------------


 Name(s): __________________________       Principal Amount of

                                           Private Notes Exchanged:
 -----------------------------------       $ _________________________________
           (Please Print)

 Address: __________________________       Certificate Nos. of Private Notes
                                           (if available)

 -----------------------------------


 -----------------------------------       -----------------------------------

         (Include Zip Code)
                                           -----------------------------------


 Area Code and
 Telephone No.:_____________________       Total:
                                           $ _________________________________

 Capacity (full title),
 if signing in a
 representative capacity____________

 Taxpayer Identification
 or Social Security No.: ___________


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                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, or is otherwise an "eligible guaranteed institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that, within three New York Stock Exchange trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Series B Notes and/or Private Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Series B Notes and/or the Private Notes into State Street Bank and Trust Company's account at a Book-Entry Transfer Facility, pursuant to the procedure for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer"), and any other required documents will be deposited by the undersigned with State Street Bank and Trust Company.

Name of Firm: _______________________     -------------------------------------


Address: ____________________________     Name: _______________________________


-------------------------------------     Title: ______________________________


Area Code and Telephone No. _________     Date: _______________________________

  DO NOT SEND PRIVATE NOTES WITH THIS FORM. ACTUAL SURRENDER OF PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.

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